EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


     In connection with the Quarterly Report of W. S. INDUSTRIES, INC. (the "Company") on Form 10-QSB/A for the period ending February 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James F. Dempsey, Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 29, 2006


/s/ JAMES F. DEMPSEY
___________________________
    James F. Dempsey
    Chief Financial Officer